Execution Copy
PATENT ASSIGNMENT AGREEMENT
This Patent Assignment Agreement (this "Assignment") is made as of October 12, 2005, by Access Pharmaceuticals, Inc., a Delaware corporation ("Access").

BACKGROUND

A.
Access and ULURU, Inc., a Delaware corporation ("ULURU"), have entered into an Asset Sale Agreement, dated as of the date hereof (the "Asset Sale Agreement"), pursuant to which Access, inter alia, has agreed to sell, transfer, convey, assign and deliver to ULURU the Purchased Assets.

B.	The execution and delivery of this Assignment by Access is a closing obligation of Access under the transactions contemplated by the Asset Sale Agreement.

C.	All capitalized words and terms used in this Assignment and not defined herein shall have the same meanings ascribed to them in the Asset Sale Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to the Asset Sale Agreement, Access intending to be legally bound, hereby agrees as follows:

1.	Access represents and warrants that, as of the date hereof, it is the record owner of the Product Patents and patent applications set forth on Schedule A attached hereto.

2.
Access represents and warrants that, as of the date hereof, except as set forth in the Asset Sale Agreement, no security interest is outstanding in favor of any third party with respect to any of its rights in the Product Patents.

3.	Access agrees to cooperate with ULURU in providing any documentation or assistance that ULURU may reasonably request in securing and perfecting the rights transferred pursuant to this Assignment.

4.
Access does hereby assign and transfer to ULURU, its successors and assigns, and confirms ULURU's record ownership of, as of the date hereof, all of the right, title and interest held by Access in and to the Product Patents (including but not limited to any common law rights possessed in the Product Patents), including the goodwill associated with the Product Patents.

5.
Access further assigns and transfers to ULURU and confirms ULURU's ownership of, as of the date hereof, all rights of Access to damages or profits, due or accrued, arising out of past infringement of the Product Patents or damage or injury to the Product Patents or the goodwill associated therewith.

6.	This Assignment is binding upon Access, as well as its successors, assigns, affiliates, officers and owners and all those acting in concert or in privity with Access.

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BUSDOCS/1501886.4

IN WITNESS WHEREOF, this Assignment has been executed by Access, effective as of the date first above written.

ACCESS PHARMACEUTICALS, INC.

By: /s/Rosemary Mazanet_______________________
Name: Rosemary Mazanet
Title: Acting President

BUSDOCS/1501886.4

Schedule A
Product Patents

Country	Serial No.	Application Date	Patent No.	Issued

USA	07/006,670	Jan. 19, 1993	5,362,737	Nov. 8, 1994
Canada	2,065,496	Apr. 9, 1992	2,065,496	Mar 25, 2003
EP	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Austria	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Belgium	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Switzerland	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Germany	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Denmark	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Spain	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
France	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Great Britain	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Greece	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Italy	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Luxembourg	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Monaco	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Netherlands	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Portugal	97202524	Apr. 9, 1992	0836852	Apr 22, 1998
Sweden	97202524	Apr. 9, 1992	0836852	Apr 22, 1998

USA	09/931,319	Aug 16, 2001	6,585,997	Jul 1, 2003
Canada	2,459,692	Aug 16, 2002		Pending
PCT	PCT/US02/26083	Aug 16, 2002		National Phase
EP	02761390.0	Aug 16, 2002		Pending
Australia	2002/326664	Aug 16, 2002		Pending
China	02818327.4	Aug 16, 2002		Pending
Hungary	P0401281	Aug 16, 2002		Pending
Israel	160419	Aug 16, 2002		Pending
Iceland	7155	Aug 16, 2002		Pending
Japan	2003-520708	Aug 16, 2002		Pending
Korea	2004-7002303	Aug 16, 2002		Pending
Mexico	PA/a/2004/001491	Aug 16, 2002		Pending
New Zealand	531766	Aug 16, 2002		Pending
Poland	P-373327	Aug 16, 2002		Pending
Romania	2004-107575	Aug 16, 2002		Pending
South Africa	2004/2067	Aug 16, 2002		Pending

USA	10/444,512	May 23, 2003		Pending

USA	11/192,524	July 29, 2005		Pending

BUSDOCS/1501886.4

Country	Serial No.	Application Date	Patent No.	Issued

USA	06/730,682	May 3, 1985	4,895,727	Jan. 23, 1990
EP	86903757.2	May 2, 1986	0221176	Sep 14, 1994
WO	PCT/US86/00974	May 2, 1986		National Phase
Austria	86903757.2	May 2, 1986	111355	Sept 15, 1994
Australia	869066	May 2, 1986	8659066	Dec 4, 1986
Germany	86903757.2	May 2, 1986	3650068	Oct 20, 1994
Denmark	866349	Dec 30, 1986	8606349	Feb 2, 1987
Finland	8713	Jan. 2, 1987	8700013	Feb 1, 1987
Japan	86502882	May 2, 1986	63500171	Jan 21, 1988
Norway	NO 871	Jan 2, 1987	8700001	Mar 2, 1987
EP (div 1)	92201393	May 2, 1986
EP (div 2)	98105208	May 2, 1986		Pending

GB	200029018	Nov 28, 2000		Pending
WO	PCT/GB01/05257	Nov 28, 2001		National Phase
Australia	200223091	Nov 28, 2001		Pending
EP	01998353	Nov 28, 2001		Pending
Brazil	200115727	Nov 28, 2001		Pending
Canada	2429205	Nov 28, 2001		Pending
Czech Rep.	2003001491	Nov 28, 2001		Pending
Croatia	200300433	May 28, 2003		Pending
Hungary	2004520	Nov 28, 2001		Pending
Israel	152720	Nov 28, 2001		Pending
Japan	2002545709	Nov 28, 2001		Pending
Poland	362279	Nov 28, 2001		Pending
Slovakia	2003632	Nov 28, 2001		Pending
USA	10/432,848	Jan. 28, 2004		Pending
South Africa	200305012	Nov 28, 2001		Pending

USA	07/713,558	June 10, 1991	5,166,149	Nov. 24, 1992

USA	07/916,432	July 21, 1992	5,292,731	Mar. 8, 1994
WO	PCT/US87/01027	Oct. 27, 1987		National Phase
Austria	87907401	Oct 27, 1987	70449	Jan 15, 1992
Australia	8781724	Oct 27, 1987	616641	Nov. 7, 1991
Germany	87907401	Oct 27, 1987	3775387	Jan 30, 1992
Japan	87506947	Oct. 27, 1987	1501794	June 22, 1989
EP	87907401	Oct. 27, 1987	288,534	Dec. 18, 1997